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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		June 13, 2001
Conductus, Inc. (Exact name of registrant as specified in its charter)
Delaware	000-19915	77-0162388

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
969 W. Maude Avenue, Sunnyvale, CA		94086

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(408) 523-9950
Inapplicable (Former name or former address if changed since last report)

Exhibit Index located on page 3

Item 5. Other Events.

    On June 25, 2001, Conductus, Inc. (the "Company") issued a press release announcing a new equity financing in the amount of $12.7 million to further support the commercialization of its Clearsite(r) products for the growing wireless communications market. Under the terms of the financing, the Company issued 2,540,000 shares of common stock at $5.00 per share. This news release, dated June 25, 2001, is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c)
Exhibits.

Number	Exhibit
2.1	Form of Common Stock Purchase Agreement, dated as of June 13, 2001, between the Company and the investors set forth on the signature page thereto.
99.1	Press Release dated June 25, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUCTUS, INC.
By:	/s/RON WILDERINK Ron Wilderink, Vice President of Finance, Chief Financial Officer and Secretary

Dated: July 2, 2001

EXHIBIT INDEX

Number	Exhibit
2.1	Form of Common Stock Purchase Agreement, dated as of June 13, 2001, between the Company and the investors set forth on the signature page thereto.
99.1	Press Release dated June 25, 2001.

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SIGNATURES
EXHIBIT INDEX